Investor Presentation September 2017 Exhibit 99

Safe Harbor Statement The statements contained in this presentation that are not historical facts are "forward-looking statements" within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Such risks and uncertainties with respect to each subsidiary's operations are listed in the appendix of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Forward-Looking Statements

NACCO Industries Overview

Coal and Aggregate Mining and Value-Added Services 100+ years of success in mining, delivering a strong foundation for NACCO’s growth over the past 30 years High-return, low-volatility business model supported by long-term contracts structured to eliminate market fluctuations in coal prices Largest producer of lignite coal in the U.S. and among the ten largest coal producers in the U.S. Attractive, high-quality customer base Creating Two Industry-Focused Public Companies Branded Housewares for Retail and Commercial Markets Leading designer, marketer and distributor of branded housewares for retail and commercial markets Iconic brands with leading market share, including rapidly growing e-commerce channels Demonstrated track record of successful new product introductions and innovations Flexibility to implement multi-layered growth strategy and pursue opportunities in the premium, commercial and international markets NACCO (NYSE: NC) Hamilton Beach Brands Holding (NYSE: HBB)

Rationale for Spin-off Two strong, focused operating companies Leaders in their respective industries Unique growth opportunities positioned to drive value Attractive returns on invested capital Equity incentives drive long-term focus Reinforce management’s focus on market and customer needs Independent CEOs and executive management teams Seasoned management teams Improved management focus Continued guidance by Alfred M. Rankin, Non-Executive Chairman of NACCO and Executive Chairman of Hamilton Beach Brands Holding Strong leadership teams focused on value creation Enhance Strategic Focus Implement CEO Succession Flexibility to pursue growth and M&A opportunities Optimize capital structure and enhance access to capital markets at Hamilton Beach Brands Holding Compelling investment opportunities Focused investment thesis Capitalize on industry-specific trends and core competencies Attractive Financial Profiles Spin-off is expected to enhance competitiveness of businesses and create shareholder value

Experienced Management Team Alfred M. Rankin, Jr. J.C. Butler, Jr. Senior Vice President – Finance, Treasurer and Chief Administrative Officer of NACCO President and Chief Executive Officer of NACoal President and Chief Executive Officer of NACCO Pre-Spin Post-Spin Non-Executive Chairman of NACCO President and Chief Executive Officer of NACCO and NACoal CEO Succession at NACCO Supported by Seasoned Management Team John Neumann Vice President, General Counsel and Secretary of NACCO and NACoal Previously M&A lawyer at Jones Day Joined NACCO in 2009 Elizabeth Loveman Vice President and Controller of NACCO Previously Director of Financial Reporting for NACCO Joined NACCO in 1999 to 2005 as a Senior Financial Reporting Analyst and rejoined in 2012 Tom Maxwell Vice President, Financial Planning and Analysis and Treasurer of NACCO Previously Director of Financial Planning and Analysis and Assistant Treasurer Joined NACCO in 2005 Carroll Dewing Vice President of Operations at NACoal Previously President, The Coteau Properties Company and The Falkirk Mining Company Joined NACoal in 1979 Pat Sullivan Vice President and Chief Financial Officer of NACoal Previously Controller, Luminant Generation, Mining, Construction and Development of Energy-Future Holdings Corporation Joined NACoal in 2013

NACCO’s Priorities for Use of Cash Support strategic initiatives focused on continued growth of existing businesses Pursue growth opportunities that leverage Company skills and strengths Ensure business is appropriately leveraged Historically, consistent dividend plus opportunistic share buyback programs Investments in NACoal’s Existing Strategic Growth Initiatives Return Cash to Stockholders Maintain Conservative Leverage Prudent Investments in Complementary Ventures

North American Coal Overview

North American Coal (“NACoal”) Overview Surface mining of coal primarily for use in power generation and provider of value-added services to natural resource companies Longstanding excellent record of employee safety and environmental responsibility Unique “service business” coal-mining model with long-term, cost-plus contracts structured to eliminate exposure to coal price fluctuations Mine-mouth operations – mines are exclusive suppliers to customer facilities Contract structure provides steady income and cash flow with minimal capital investment The largest producer of lignite coal in the U.S. and among the ten largest coal producers in the U.S. in 2016 1.9 billion tons of lignite coal reserves with 1.0 billion tons committed to current customers North American Mining Maintains and operates draglines for customer-owned limerock quarries Significant growth in recent years, leveraging cost-plus business model Value-added services Coal drying, processing and handling services Ash-hauling services for power plants and other facilities

Attractive Mix of Operations Surface Coal Mining North American Mining Value-Added Services

Excellent Safety Record 2012 – 2016 National Mining Association Top 20 Coal Producers Ranked by Average Incident Rate ___________________ OSHA (Occupational Safety and Healthy Administration) Incident Rate = Total number of injuries and illnesses multiplied by 200,000 divided by number of hours worked by all employees. The math described can lead to incident rates below one. (1)

Environmental Responsibility Environmental Protection Agency Environmental Excellence Award The Department of Interior Office of Surface Mining Best of the Best Award The Department of Interior Office of Surface Mining Director’s Award The Department of Interior Office of Surface Mining Good Neighbor Award The Texas Parks & Wildlife Department Lone Star Steward Award The Department of Interior Office of Surface Mining Excellence in Surface Coal Mining and Reclamation Award The North Dakota Public Service Commission Excellence in Surface Coal Mining & Reclamation Award North American Coal has received 80 federal and state awards for successful and innovative reclamation projects over the last 30 years

NACoal Operations Mississippi Lignite Mining Company The Coteau Properties Company Coyote Creek Mining Company The Falkirk Mining Company NoDak Energy Services LLC Bisti Fuels Company Camino Real Fuels Caddo Creek Resource Company The Sabine Mining Company Demery Resources Company North American Mining Corporate Office North American Mining Value-Added Services _____________________ Note: Excludes Centennial Natural Resources. New Operation Since 2010 Surface Coal Mining Operations Coyote Creek Mining Company The Coteau Properties Company Liberty Fuels Company

Surface Coal Mining Operations Exclusive supplier – Each mine’s production goes to its respective customer’s power plants or coal processing facilities All of NACoal’s mines operate under long-term cost-plus contracts excluding one NACoal is responsible for all mine operations Customer pays 100% of the cost to operate the mine Customer provides, or provides support for, all of the capital required – minimal or no NACoal investment to fund working capital or capital expenditures NACoal is paid a modest agreed profit per ton of coal or heating unit (btu) delivered Each cost-plus contract specifies the indices and mechanics by which agreed profits change over time, generally in line with broad measures of U.S. inflation Contracts eliminate exposure to spot coal market price fluctuations Long-term contracts that run through 2018 – 2055 Under certain contracts, NACoal holds the mine permit and is responsible for mine reclamation activities. Under NACoal’s cost-plus contracts, the customers have the obligation to fund all reclamation activities Long-term contracts generate strong cash flow with minimal capital requirements

Surface Coal Mining Operations – Mississippi Lignite Mining Company Mississippi Lignite Mining Company (“MLMC”) supplies coal under a long-term contract that extends through 2032 MLMC is the exclusive supplier of coal to its customer’s power plant, adjacent to mine Contractually agreed-upon price adjusts monthly primarily based on changes in the level of established indices, which reflect general U.S. inflation rates, including cost components such as labor and diesel fuel Coal sales price is not subject to spot coal market fluctuations NACoal pays all operating costs and provides the capital for this mine Periodic significant capital spending requirements to replace major equipment and to secure land and coal for future mining

Liberty Fuels Company Strong Earnings Driven by Long-Term Contracts with High-Quality Customers Coal Mining Operations Overview _____________________ Certain reserves are owned and controlled by the customer and therefore not listed on the table. Although the term of the existing coal sales agreement terminates in 2022, the term may be extended for three additional periods of five years, or until 2037, at the option of Coteau and for two additional periods of five years, or until 2047, at the option of the customer. Camino Real’s contract mining agreement will be automatically extended in the event Camino Real’s customer extends its existing coal supply contract. In 2010, Mississippi Power executed a 40-year contract with Liberty Fuels, to develop, construct and conduct mining operations through the end of mine reclamation. As the mining permit holder, Liberty Fuels has a legal obligation to perform mine reclamation and Mississippi Power has a contractual obligation to fund all reclamation activities. The future of Liberty Fuels is uncertain as customer suspended activities on the gasifier portion of the Kemper County Energy Facility. Liberty Fuels is the sole supplier of coal for the gasifier. Represents Otter Tail Power Company, Northern Mutual Municipal Power Agency, Montana-Dakota Utilities Company and Northwestern Corporation. PurEnergy has an operating and maintenance agreement with Southern Company. (millions of tons) (1) (2) (3) (4) (5) 2016 Mine Customer Type of Mine Committed Under Contract Tons Delivered Contract Expires The Coteau Properties Company Dakota Coal Company, an affiliate of Basin Electric Power Cooperative Lignite 459.5 14.1 2022 /2037 The Falkirk Mining Company Great River Energy Lignite 381.0 7.2 2045 The Sabine Mining Company Southwestern Electric Power Company, an affiliate of AEP Lignite - 4.2 2035 Demery Resources Company Five Forks Mining, an affiliate of ADA Carbon Solutions Lignite - 0.2 2030 Caddo Creek Resources Company Marshall Mine, an affiliate of Cabot Norit Americas Lignite - 0.2 2044 Camino Real Fuels AHMSA, an affiliate of Dos Republicas Coal Partnership Sub-bituminous - 1.8 2018 Mississippi Power Company, an affiliate of Southern Company Lignite - 0.3 2055 Coyote Creek Mining Company Four Power Companies Lignite 77.3 1.5 2040 Bisti Fuels Company Navajo Transitional Energy Company Sub-bituminous - - 2031 Consolidated Mines Mississippi Lignite Mining Company CGLP, an affiliate of PurEnergy (6) Lignite 113.5 3.0 2032 Total Developed 1,031.3 32.5 Unconsolidated Mines (wholly-owned subsidiaries of NACoal)

North American Mining Maintains and operates draglines for extraction of limerock at customer-owned limerock quarries Customers pay all operating costs plus an agreed profit per cubic yard excavated or limerock yards delivered Operates 20 draglines for 5 customers at 14 quarries as of August 31, 2017 Operations viewed as growth platform with significant expansion since 2015 Extracts over 40% of all limerock currently produced in Florida

Value-Added Services and Other Income Sources Cost-plus contract with fee to operate a coal drying facility within a power plant operated by a major coal customer Ash handling and haulage services provided for some customers as part of mining contract or for a separate fee Ongoing royalty income from rights to coal, oil and gas reserves Reserves located in Ohio, Pennsylvania, North Dakota, Texas, Alabama, Mississippi and Louisiana

Increase the profitability of all existing mining operations & achieve income growth and sound returns on capital from development of new mining and services ventures NACoal Key Strategy Overview Focus on core operations Continuous effort to drive down production costs, benefiting both customers and NACoal Work with customers to maximize efficiency and operating capacity of their facilities, benefiting both customers and NACoal Strategies for growth Leverage strength of proven cost-plus business model Expansion of established North American Coal business Build and operate new surface coal mines to serve existing or new customer relationships Five new coal mines since 2010 Replace legacy miners at existing surface coal mines Bisti Fuels became operator of Navajo Mine on 1/1/17 Expand North American Mining, including into other aggregates and minerals and across new geographies Significant growth since 2015 Leverage core skills to facilitate additional expansion Mitigation banking and reclamation services Ash hauling, coal drying, processing and handling services Maintain moderate leverage and avoid commodity price exposure

NACoal Operational Highlights (millions of tons) (millions of cubic yards) Tons of Coal Sold(1) Cubic Yards of Limerock Delivered ___________________ (1) The table above excludes Centennial as the Company ceased mining operations at this mine in 2015.

Annual Coal Production from Current Operations ___________________ Note: The table above excludes Centennial as the Company ceased mining operations at this mine in 2015. (in millions)

NACoal Financial Highlights ($ in millions) ($ in millions) ___________________ Adjusted Income (Loss) Before Income Tax is a measure that differs from Income (Loss) Before Income Tax measured in accordance with U.S. GAAP. Adjusted Income (Loss) Before Income Tax is adjusted to exclude the results of Centennial. Management believes that Adjusted Income (Loss) Before Income Tax assists the investor in understanding the results of operations of North American Coal and aids in understanding comparability of results. The discussion of non-GAAP items and the related reconciliations to GAAP measures starts on page 29. Income (Loss) Before Income Tax Adjusted Income (Loss) Before Income Tax(1)

NACoal Financial Highlights (cont.) ___________________ NACCO defines Adjusted EBITDA as income (loss) before asset impairment charges and income tax provision (benefit), plus net interest expense and depreciation, depletion and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. The discussion of non-GAAP items and the related reconciliations to GAAP measures start on page 29. Cash flow before financing activities is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. It includes non-cash impairment charges of $17.4 million in 2016 related to NACoal’s Centennial mining operations which ceased active mining operations at the end of 2015. The discussion of non-GAAP items and the related reconciliations to GAAP measures start on page 29. During 2015, NACoal received approximately $53 million from Coyote Creek, an unconsolidated mine, as a result of Coyote Creek’s completion of third-party financing. ($ in millions) Cash Flow Before Financing(2) ($ in millions) Adjusted EBITDA and Leverage(1) $41.2 (3) NACoal Total Debt / Adjusted EBITDA

Excluding Centennial, H2 2017 expected to be significantly lower than H1 2017 due to a substantial decrease in MLMC results and the non-recurrence of gains realized in H1 2017 at Centennial. Excluding Centennial, expected increase in income before tax in H2 2017 compared to H2 2016 due to the start of production at Bisti Fuels and lower lease / employee-related expenses, partly offset by a substantial decrease in MLMC results. FY 2017 also expected to increase. Future of Liberty Fuels uncertain as customer suspended activities on the gasifier portion of the Kemper County Energy Facility. Liberty Fuels is the sole supplier of coal for the gasifier. Continued focus on new growth opportunities. Post Spin-off NACCO Industries NACCO Financial Summary Consolidated NACCO Outlook NACoal Outlook The proposed spin-off of the housewares-related business during Q3 2017 was announced on August 21, 2017 and is expected to result in additional expenses in H2 2017. Company’s ETR, excluding discrete items, such as additional income tax expense of between $1.0M and $1.5M expected in Q3 2017, is anticipated to be between 23% and 25%. NACCO expects to receive a $35 million dividend from Hamilton Beach Brands Holding Company prior to the spin-off. ($ in millions) _____________________ For the six months ended 6/30/17, the Company had 6.8 million weighted average shares outstanding, which would equate to diluted earnings per share of $1.75/share. Consolidated Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for a GAAP measure. The discussion of non-GAAP items and the related reconciliations to GAAP measures start on page 29. Consolidated Adjusted Income before Tax is a measure of income that differs from Consolidated Income before Tax measured in accordance with U.S. GAAP. Adjusted Income before Tax is adjusted to exclude Centennial Natural Resources (“Centennial”) which ceased mining operations in December 2015. Management believes that Adjusted Income before Tax will assist the investor in understanding the results of operations of NACCO. In addition, management evaluates results using these non-GAAP financial measures. (2) (1) (2) (3) 2016 LTM June 2017 YTD June 2017 Consolidated Income from Continuing Operations, net of tax $3.4 $8.1999999999999993 $11.9 Consolidated Adjusted EBITDA $27.9 $36.799999999999997 $24.4 Consolidated Operating Profit $-1.7 $4.7 $18.222999999999999 Operating Profit - North American Coal $5.6 $13.3 $22.2 Operating Loss - NACCO & Other $-7.3 $-8.6 $-4 2016 42887 Consolidated Income before Tax $-6.7 $2.2999999999999998 $16.3 Total Debt 38.713999999999999 54.276000000000003 Adjustments to Eliminate Centennial $27.7 $22.4 $-0.2 Cash 11.34 5.3280000000000003 Consolidated Adjusted Income before Tax $21 $24.7 $16.100000000000001 2016 42887 Total Debt $96 - $69.13 Total Debt 135.1 123.40600000000001 Cash and Cash Equivalents $69.307999999999993 - $54.881 Cash 80.647999999999996 60.209000000000003

Strong in a Challenging Environment NACoal is well positioned in light of challenges facing the coal mining and electric generation industries Power plants served are younger, larger and more efficient than most that have closed in recent years Power plants served are competitive suppliers of electricity in their respective dispatch areas Customers continue to invest in efficiency and environmental upgrades to their facilities NACoal does not have any direct exposure to coal market price volatility

Why Invest in NACCO? NACoal has over 100 years of success in mining and provided the foundation for the growth of the Company over the past 30 years The spin-off will provide NACCO stockholders with a more focused investment option NACoal is expected to continue to benefit from its high-return, low-volatility business model supported by long-term contracts Core business model is built upon long-term cost-plus contracts at nearly all of its coal mining, limerock mining and value-added services operations Exclusive supplier for each customer facility Requires minimal capital investment Long-term contracts provide the majority of earnings and strong annuity-like cash flows without cyclical swings Well suited to serve as a cost-plus contract miner in both coal and non-coal mining operations, such as aggregates or other minerals. NACoal’s aggregate mining operations are operated as North American Mining Key objectives: Preserve and protect long-term contracts with existing customers Expand the North American Mining aggregates business Pursue other opportunities for growth by leveraging the Company’s core skills

Appendix

Risk Factors The risks and uncertainties with respect to each subsidiary’s operations as referenced on page 1 of this document include, without limitation: North American Coal: (1) the potential closure of the Liberty Mine in Mississippi, (2) changes in tax laws or regulatory requirements, including changes in mining or power plant emission regulations and health, safety or environmental legislation, (3) changes in costs related to geological conditions, repairs and maintenance, new equipment and replacement parts, fuel or other similar items, (4) regulatory actions, changes in mining permit requirements or delays in obtaining mining permits that could affect deliveries to customers, (5) weather conditions, extended power plant outages or other events that would change the level of customers' coal or limerock requirements, (6) weather or equipment problems that could affect deliveries to customers, (7) changes in the power industry that would affect demand for North American Coal's reserves, including dispatch of alternative fuel sources that could unfavorably affect the amount of electricity generation attributable to coal-fired power plants over the longer term, (8) changes in the costs to reclaim North American Coal mining areas, (9) costs to pursue and develop new mining opportunities, (10) changes to or termination of a long-term mining contract, or a customer default under a contract, (11) the timing and pricing of transactions to dispose of assets at the Centennial operations, (12) delays or reductions in coal deliveries at North American Coal's newer mines, and (13) increased competition, including consolidation within the industry. Hamilton Beach Brands Holding Company: (1) the failure to obtain New York Stock Exchange approval for the listing of Hamilton Beach Brands Holding Company's Class A common stock.

Risk Factors (cont.) The risks and uncertainties with respect to each subsidiary’s operations as referenced on page 1 of this document include, without limitation: Hamilton Beach Brands, Inc.: (1) changes in the sales prices, product mix or levels of consumer purchases of small electric and specialty housewares appliances, (2) changes in consumer retail and credit markets, including the increasing volume of transactions made through third-party internet sellers, (3) bankruptcy of or loss of major retail customers or suppliers, (4) changes in costs, including transportation costs, of sourced products, (5) delays in delivery of sourced products, (6) changes in or unavailability of quality or cost effective suppliers, (7) exchange rate fluctuations, changes in the import tariffs and monetary policies and other changes in the regulatory climate in the countries in which Hamilton Beach buys, operates and/or sells products, (8) product liability, regulatory actions or other litigation, warranty claims or returns of products, (9) customer acceptance of, changes in costs of, or delays in the development of new products, (10) increased competition, including consolidation within the industry and (11) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation. Kitchen Collection: (1) increased competition, including through online channels, (2) shifts in consumer shopping patterns, gasoline prices, weather conditions, the level of consumer confidence and disposable income as a result of economic conditions, unemployment rates or other events or conditions that may adversely affect the number of customers visiting Kitchen Collection® stores, (3) changes in the sales prices, product mix or levels of consumer purchases of kitchenware and small electric appliances, (4) changes in costs, including transportation costs, of inventory, (5) delays in delivery or the unavailability of inventory, (6) customer acceptance of new products, (7) the anticipated impact of the opening of new stores, the ability to renegotiate existing leases and effectively and efficiently close under-performing stores and (8) changes in the import tariffs and monetary policies and other changes in the regulatory climate in the countries in which Kitchen Collection buys, operates and/or sells products.

Non-GAAP Disclosure This presentation contains non-GAAP financial measures. Included in this presentation are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Adjusted income and Adjusted EBITDA are measures of net income (loss) that differ from financial results measured in accordance with GAAP. The adjusted financial measures are U.S. GAAP financial measures adjusted to exclude Centennial. Adjusted EBITDA, cash flow before financing, and the adjusted financial measures in this presentation are provided solely as supplemental non-GAAP disclosures of operating results. Management believes these non-GAAP financial measures assist investors in understanding the results of operations of NACCO Industries, Inc. and its subsidiaries and aid in understanding comparability of results. In addition, management evaluates results using these non-GAAP financial measures.  NACCO defines non-GAAP measures as follows: Adjusted Income (Loss) Before Income Tax is adjusted to exclude the results of Centennial; Adjusted EBITDA is defined as net income (loss) before asset impairment charges and tax provision (benefit) plus net interest expense and depreciation, depletion and amortization expense; Cash flow before financing is defined as net cash from operating activities plus net cash from investing activities. It includes non-cash impairment charges related to NACoal’s Centennial mining operations which ceased active mining operations at the end of 2015. For reconciliations from GAAP measurements to non-GAAP measurements see pages 30 to 32.

Non-GAAP Reconciliations NACoal Adjusted income (loss) before income tax reconciliation ($ in millions) _____________________ Note: Adjusted Income (Loss) Before Income Tax is a measure that differs from Income (Loss) Before Income Tax measured in accordance with U.S. GAAP. Adjusted Income (Loss) Before Income Tax is adjusted to exclude the results of Centennial. Management believes that Adjusted Income (Loss) Before Income Tax assists the investor in understanding the results of operations of North American Coal and aids in understanding comparability of results. Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 NACoal Net Income $5.6189999999999998 $8.24 $14.389999999999999 $11.577 $17.727 Centennial Long-lived Asset Impairment - 17.443000000000001 17.399999999999999 - - Income Tax Provision (Benefit) -7.96 -8.2119999999999997 -4.1149999999999993 -0.93200000000000005 3.165 Interest expense 4.9610000000000003 4.3170000000000002 4.0310000000000006 2.1459999999999999 1.86 Interest income -0.41599999999999998 -0.1 -0.3 -0.1 -0.2 Depreciation, Depletion and Amortization Expense 17.067 12.682 12.956999999999999 5.9640000000000004 6.2389999999999999 34.299999999999997 Adjusted EBITDA $19.271000000000001 $34.299999999999997 $44.363 $18.655000000000001 $28.791 Consolidated Income from Continuing Operations - $3.4279999999999999 $8.2109999999999985 $7.1020000000000003 $11.885 Centennial Long-lived Asset Impairment - 17.443000000000001 17.399999999999999 - - Income Tax Provision (Benefit) - -10.121 -5.9310000000000009 0.221 4.4109999999999996 Interest expense - 4.3179999999999996 4.032 2.1459999999999999 1.86 Interest income - -0.19600000000000001 -0.2 - -0.19800000000000001 Depreciation, Depletion and Amortization Expense - 13.05 13.323999999999998 6.149 6.423 34.299999999999997 Adjusted EBITDA - $27.922000000000001 $36.802999999999997 $15.5 $24.381 $1,000 Revenue 147.99799999999999 111.081 114.10499999999999 53.375999999999998 56.4 % Growth -0.24944256003459497 2.7223377535311899E-2 Operating Profit 0.52100000000000002 5.6189999999999998 13.256000000000002 14.565 22.202000000000002 % Margin 3.520317842133002E-3 5.058470845599157E-2 0.1161736996625915 Adjusted EBITDA - 27.922000000000001 36.802999999999997 % Margin #VALUE! 0.25136612021857924 0.3225362604618553 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 NACoal Net cash provided by (used for) operating activities $95.924999999999997 $34.94 $52.1 $0.109 $17.334 Net cash used for investing activities -1.512 -3.9159999999999999 -1.875 -5.641 -3.6 North American Coal Cash Flow before Financing $94.412999999999997 $31.023999999999997 $50.225000000000001 $-5.532 $13.734 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 North American Coal Net Income (Loss), as reported $5.6189999999999998 $8.24 $14.389999999999999 $11.577 $17.727 Adjustments to eliminate Centennial 21.684000000000001 17.158999999999999 Adjusted Net Income $27.303000000000001 $25.399000000000001 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 North American Coal Total Debt $111.617 $96.039000000000001 $69.13 Total Equity 108.381 105.645 123.741 Leverage 1.0298576318727453 0.90907283827914243 0.6 0.9 0.55866689294574956 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 North American Coal Income Before Taxes $-2.3410000000000002 $3.2000000000000001E-2 $10.279 $10.645 $20.891999999999999 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 NACoal Income (loss) before income tax $-2.3410000000000002 $3.2000000000000001E-2 $10.279 $10.645 $20.891999999999999 Elimination of Centennial Gross (profit) loss - Centennial 34.6 5.4009999999999998 4.0459999999999994 3.8849999999999998 2.5299999999999998 Other Centennial adjustments 0.3 22.274999999999999 18.410999999999998 1.1579999999999999 -2.706 Total Centennial adjustments 34.9 27.675999999999998 22.4 5.0999999999999996 -0.17599999999999999 Adjusted income (loss) before income tax $32.634 $27.707999999999998 $32.735999999999997 $15.688000000000001 $20.716000000000001

Non-GAAP Reconciliations (cont.) ($ in millions) Adjusted EBITDA reconciliation _____________________ Note: NACCO defines Adjusted EBITDA as income (loss) before asset impairment charges and income tax expense (benefit), plus net interest expense and depreciation, depletion and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 NACoal Net Income $5.6189999999999998 $8.24 $14.389999999999999 $11.577 $17.727 Centennial Long-lived Asset Impairment - 17.443000000000001 17.399999999999999 - - Income Tax Expense / Benefit -7.96 -8.2119999999999997 -4.1149999999999993 -0.93200000000000005 3.165 Interest Expense 4.9610000000000003 4.3170000000000002 4.0310000000000006 2.1459999999999999 1.86 Interest Income -0.41599999999999998 -0.1 -0.3 -0.1 -0.2 Depreciation, Depletion and Amortization Expense 17.067 12.682 12.956999999999999 5.9640000000000004 6.2389999999999999 34.299999999999997 Adjusted EBITDA $19.271000000000001 $34.299999999999997 $44.363 $18.655000000000001 $28.791 Consolidated Income from Continuing Operations - $3.4279999999999999 $8.2109999999999985 $7.1020000000000003 $11.885 Centennial Long-lived Asset Impairment - 17.443000000000001 17.399999999999999 - - Income Tax Expense / Benefit - -10.121 -5.9310000000000009 0.221 4.4109999999999996 Interest Expense - 4.3179999999999996 4.032 2.1459999999999999 1.86 Interest Income - -0.19600000000000001 -0.2 - -0.19800000000000001 Depreciation, Depletion and Amortization Expense - 13.05 13.323999999999998 6.149 6.423 34.299999999999997 Adjusted EBITDA - $27.922000000000001 $36.802999999999997 $15.5 $24.381 $1,000 Revenue 147.99799999999999 111.081 114.10499999999999 53.375999999999998 56.4 % Growth -0.24944256003459497 2.7223377535311899E-2 Operating Profit 0.52100000000000002 5.6189999999999998 13.256000000000002 14.565 22.202000000000002 % Margin 3.520317842133002E-3 5.058470845599157E-2 0.1161736996625915 Adjusted EBITDA - 27.922000000000001 36.802999999999997 % Margin #VALUE! 0.25136612021857924 0.3225362604618553 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 NACoal Net cash provided by (used for) operating activities $95.924999999999997 $34.94 $52.1 $0.109 $17.334 Net cash used for investing activities -1.512 -3.9159999999999999 -1.875 -5.641 -3.6 North American Coal Cash Flow before Financing $94.412999999999997 $31.023999999999997 $50.225000000000001 $-5.532 $13.734 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 North American Coal Net Income (Loss), as reported $5.6189999999999998 $8.24 $14.389999999999999 $11.577 $17.727 Adjustments to eliminate Centennial 21.684000000000001 17.158999999999999 Adjusted Net Income $27.303000000000001 $25.399000000000001 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 North American Coal Total Debt $111.617 $96.039000000000001 $69.13 Total Equity 108.381 105.645 123.741 Leverage 1.0298576318727453 0.90907283827914243 0.6 0.9 0.55866689294574956 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 North American Coal Income Before Taxes $-2.3410000000000002 $3.2000000000000001E-2 $10.279 $10.645 $20.891999999999999 Year Ended December 31, Six Months Ended June 30, 2015 2016 LTM June 2017 2016 2017 NACoal Income (loss) before income tax expense (benefit) $-2.3410000000000002 $3.2000000000000001E-2 $10.279 $10.645 $20.891999999999999 Elimination of Centennial Gross (profit) loss - Centennial 34.6 5.4009999999999998 4.0459999999999994 3.8849999999999998 2.5299999999999998 Other Centennial adjustments 0.3 22.274999999999999 18.410999999999998 1.1579999999999999 -2.706 Total Centennial adjustments 34.9 27.675999999999998 22.4 5.0999999999999996 -0.17599999999999999 Adjusted income (loss) before income tax $32.634 $27.707999999999998 $32.735999999999997 $15.688000000000001 $20.716000000000001

Non-GAAP Reconciliations (cont.) Cash Flow Before Financing ($ in millions) _____________________ Note: Cash flow before financing is defined as net cash from operating activities plus net cash from investing activities. It includes non-cash impairment charges related to NACoal’s Centennial mining operations which ceased active mining operations at the end of 2015.